Exhibit 99.1

                      THIRD AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------

     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") made as of the 17th day of June, 2005, by and among AMERICAN CAMPUS COMMUNITIES OPERATING PARTNERSHIP LP, a Maryland limited partnership ("Borrower"), AMERICAN CAMPUS COMMUNITIES, INC., a Maryland corporation ("Parent Guarantor"), THE OTHER ENTITIES LISTED ON THE SIGNATURE PAGES HEREOF AS GUARANTORS (the "Subsidiary Guarantors"; the Parent Guarantor and the Subsidiary Guarantors are hereinafter referred to collectively as the "Guarantors"), KEYBANK NATIONAL ASSOCIATION, a national banking association ("KeyBank"), DEUTSCHE BANK TRUST COMPANY AMERICAS ("DBTCA"), as the resigning Administrative Agent and resigning Collateral Agent, THE OTHER LENDERS WHICH ARE SIGNATORIES HERETO (KeyBank and the other lenders which are signatories hereto, collectively, the "Lenders"), and KEYBANK NATIONAL ASSOCIATION, a national banking association, as successor Administrative Agent (the "Agent") for the Lenders.

                              W I T N E S S E T H:

     WHEREAS, Borrower, Guarantors, DBTCA as Administrative Agent, and the Lenders then parties thereto entered into that certain Credit Agreement dated as of August 17, 2004, as amended by that certain First Amendment to Credit Agreement dated as of November 1, 2004, and that certain Second Amendment to Credit Agreement dated as of December 10, 2004 (as amended, the "Loan Agreement");

     WHEREAS, DBTCA desires to resign as the Administrative Agent and the Collateral Agent under the Loan Agreement and to transfer its obligations as the "Issuing Bank" and the "Swing Line Bank" under the Loan Agreement, the Borrower and the Lenders desire to appoint KeyBank as the Administrative Agent under the Loan Agreement, and KeyBank has agreed to become the Issuing Bank and the Swing Line Bank under the Loan Agreement;

     WHEREAS, Borrower has further requested that the Agent and the Lenders release the "Collateral" (as defined in the Loan Agreement), increase the amount of the credit facility under the Loan Agreement and make certain other changes; and

     WHEREAS, the Agent and the Lenders have agreed to such modifications to the Loan Agreement subject to the execution and delivery by Borrower and Guarantors of this Amendment.

     NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

     1. Definitions. All the terms used herein which are not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

     2. Modification of the Loan Agreement. Borrower, the Lenders and Agent, do hereby modify and amend the Loan Agreement as follows:

     (a) By deleting the amount "$75,000,000" appearing on the cover page of the Loan Agreement, and inserting in lieu thereof the amount "$100,000,000";

     (b) By deleting in their entirety the defined terms "Adjusted Net Operating Income", "Appraisal", "Appraised Value", "Appraiser", "Borrowing Base Amount", "Borrowing Base Property Value", "Collateral", "Collateral Agent", "Collateral Documents", "Hedge Bank", "Mortgage Policies", "Mortgages", "Secured Hedge Agreement", "Secured Parties" and "Supplemental Collateral Agent" appearing in
Section 1.01 of the Loan Agreement;

     (c) By deleting in their entirety the definitions of "Additional Borrowing Base Property", "Administrative Agent's Account", "Aggregate Borrowing Base Amount", "Base Rate", "Borrowing Base Property Conditions", "Borrowing Base Property Value", "Capitalization Rate", "Capitalized Value", "Consolidated Cash Interest Expense", "Consolidated EBITDA", "Fee Letter", "Initial Issuing Bank", "On-Campus Participating Entities", "On-Campus Participating Properties", "Permitted Liens", "Reference Banks", "Removed Borrowing Base Property", "Start-Up Student Housing Property", "Swing Line Bank" and "Termination Date", appearing in Section 1.01 of the Loan Agreement, and inserting in lieu thereof the following definitions:

     "Additional Borrowing Base Property" means any Student Housing Property as to which all of the following conditions have been met: (a) the Borrower has notified the Administrative Agent in writing that it wishes to designate such Student Housing Property as a "Borrowing Base Property", (b) the Borrower has delivered to the Administrative Agent a description, in detail reasonably satisfactory to the Administrative Agent, of such Student Housing Property, (c) unless otherwise agreed in writing by the Required Lenders, all of the Borrowing Base Property Conditions have been satisfied with respect to such Student Housing Property, and (d) the Borrower has delivered to the Administrative Agent a revised Schedule II hereto reflecting the inclusion of such Student Housing Property within the definition of "Borrowing Base Property", it being understood that such revised Schedule II shall become effective only upon the inclusion of such Student Housing Property within the definition of "Borrowing Base Property".

     "Administrative Agent's Account" means the account of the Administrative Agent maintained by Administrative Agent at its office at 127 Public Square, Cleveland, Ohio 44114-1306, ABA #041-001-039, credit to KREC Loan Services, Account No. 1140228209012, with reference to American Campus Communities Operating Partnership, Attention: Vernon Johnson, or such other account as the Administrative Agent shall specify in writing to the Lender Parties from time to time.

     "Aggregate Borrowing Base Amount" means, as of any date of determination with respect to the Borrowing Base Properties, an amount equal to the lesser of (a) 65% of the aggregate Unencumbered Property Value and (b) the Implied Mortgage Amount, in each case as determined from the Borrowing Base Certificate most recently delivered to the Administrative Agent pursuant to
     Section 5.03(d).

     "Base Rate" means a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the higher of
     (a) the rate of interest announced publicly by KeyBank in Cleveland, Ohio, from time to time, as KeyBank's "prime rate" and (b) 0.50% per annum above the Federal Funds Rate. The Base Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to a customer. A change in the rate of interest payable hereunder and resulting from a change in the Base Rate shall become effective as of the opening of business on the day on which such change in the Base Rate becomes effective, without notice or demand of any kind.

     "Borrowing Base Property Conditions" means, collectively, the following conditions with respect to any Student Housing Property, each of which shall be established to the satisfaction of the Administrative Agent: (a) such Student Housing Property is 100% owned by a Subsidiary Guarantor either (i) in fee simple or (ii) subject to a ground lease which (A) has a remaining term of at least 30 years (after giving effect to any renewal terms that are exercisable at the sole option of the applicable Subsidiary Guarantor), (B) contains customary leasehold mortgagee protection rights, and (C) is mortgageable without the applicable ground lessor's consent (or with only such consents as shall have been obtained); (b) no Person other than a Loan Party has any direct or indirect ownership of any Equity Interest or other voting interest in such Subsidiary Guarantor (it being understood that no such Person shall be deemed to have any such ownership interest for purposes of this definition solely by virtue of (i) owning any Equity Interest in the Parent Guarantor, (ii) owning any limited partnership interests in the Borrower; provided that, in the case of this clause (ii), at least 51% of the limited partnership interests in the Borrower are at all times owned by the Parent Guarantor, or (iii) in the case of the Ground Leased Property (Temple), the ownership by the Ground Lessor (Temple) of a 1.0% membership interest in the Loan Party which owns the Ground Leased Property (Temple); provided that, in the case of this clause (iii), such Loan Party retains control of all decisions relating to the financing and management of the Ground Leased Property (Temple), subject to the terms of the Ground Lease (Temple)); (c) such Student Housing Property and the interest of Borrower and any Guarantor therein is subject to no Liens or negative pledge other than with respect to any Student Housing Property those described in clauses (a), (b), (d) and (e) of the definition of "Permitted Liens"; (d) construction of such Student Housing Property is complete, a certificate of occupancy has been issued for such Student Housing Property (or such Student Housing Property may otherwise be lawfully occupied for its intended use), and such Student Housing Property is not otherwise a Development Property; (e) such Student Housing Property is free of material title defects and structural defects, has all Environmental Permits applicable thereto and is not subject to any material Environmental Claim or otherwise in violation of any Environmental Law if the result of such violation would be reasonably likely to result in a material adverse effect on the value of such Student Housing Property;
     (f) such Student Housing Property is managed by the Borrower or one of its Subsidiaries; (g) such Student Housing Property is located entirely in a state within the United States; (h) such Student Housing Property has been designated as a "Borrowing Base Property" on Schedule II or in a Borrowing Base Certificate in accordance with Section 5.03(i), and in either event has not been removed as a Borrowing Base Property pursuant to Section 5.03(d), (i) with respect to which Student Housing Property (x) the Administrative Agent shall have received the Borrowing Base Qualification Documents (which shall be promptly distributed by Administrative Agent to the Lenders), and (y) at the time such Student Housing Property is accepted as a Borrowing Base Property under this Agreement, the aggregate occupancy level for the preceding calendar quarter of tenants in possession and paying rent and which are not in default under their respective leases was at least eighty-five percent (85%) of the aggregate rentable Units within such Student Housing Property; and (j) all other applicable conditions set forth in Section 3.01(a) have been satisfied with respect to such Subsidiary Guarantor and such Student Housing Property (such satisfaction to be determined mutatis mutandis for any Additional Borrowing Base Property).

     "Capitalization Rate" means 8.0%.

     "Capitalized Value" means, for any Real Estate Asset as of any date of determination, an amount equal to (a) the Net Operating Income for such Real Estate Asset divided by (b) the Capitalization Rate.

     "Consolidated Cash Interest Expense" means, for any period, an amount equal to (a) consolidated total interest expense of the Consolidated Entities for such period minus (b) any non-cash amounts included in such consolidated total interest expense which reflect the amortization of deferred financing charges for such period plus (c) any interest capitalized by the Consolidated Entities during such period, excluding any such capitalized interest relating to construction financing for a Development Property to the extent an interest reserve or a loan "holdback" is maintained in respect of such capitalized interest pursuant to the terms of such financing; provided that, for any period ending on or before June 30, 2005, Consolidated Cash Interest Expense shall exclude interest expense attributable to Debt that was repaid in connection with the IPO.

     "Consolidated EBITDA" means, for any period, without duplication, the consolidated net income or loss of the Consolidated Entities for such period (before deduction for minority interests in any of the Consolidated Entities and excluding any adjustments for so-called "straight-line rent accounting"); plus (A) the amount of any dividends or other distributions actually paid to any of the Consolidated Entities by any of the On-Campus Participating Entities during such period; plus (B) the following items to the extent deducted in computing such consolidated net income for such period: (i) consolidated interest expense of the Consolidated Entities for such period, (ii) consolidated income tax expense of the Consolidated Entities for such period, and (iii) consolidated real estate depreciation, amortization and other extraordinary and non-cash items of the Consolidated Entities for such period (except, in the case of such other non-cash items, to the extent that a cash payment will be required to be made in respect thereof in a future period); minus (C) the following items to the extent included in computing such consolidated net income for such period: (i) all consolidated gains (or plus all consolidated losses) attributable to any sales or other dispositions of assets or debt restructurings of the Consolidated Entities in such period, and (ii) all income (or plus all losses) from all Unconsolidated Entities; plus (or minus, as applicable)
     (D) the Unconsolidated Allocation Percentage of any of the items described above in this definition that are attributable to any Unconsolidated Entity for such period.

     "Fee Letter" means the fee letter dated May 26, 2005, between the Borrower and KeyBank, as the same may be amended from time to time.

     "Initial Issuing Bank" means KeyBank.

     "On-Campus Participating Entities" means each of (a) American Campus (Laredo), Ltd., (b) American Campus (PVAMU) Ltd., (c) American Campus (U of
     H), Ltd., (d) American Campus (PVAMU IV) Ltd., each of which entities described in (a)-(d) holds all of the right, title and interest of the Parent Guarantor and its Subsidiaries in one of the On-Campus Participating Properties, and (e) any other entity approved by the Required Lenders pursuant to Section 5.02(f).

     "On-Campus Participating Properties" means, collectively, the Student Housing Properties described on Schedule IV attached hereto, together with any additional Student Housing Properties owned by On-Campus Participating Entities approved pursuant to Section 5.02(f).

     "Permitted Liens" means: (a) Liens for taxes, assessments or governmental charges or levies the payment of which is not, at the time, required by
     Section 5.01(b); (b) statutory Liens of banks and rights of set-off and other Liens imposed by law, such as materialmen's, mechanics', carriers', workmen's and repairmen's Liens and other similar Liens arising in the ordinary course of business securing obligations, in each case that (i) are not overdue for a period of more than 30 days and (ii) individually or together with all other Permitted Liens outstanding as of any date of determination do not materially adversely affect the use of the property to which they relate unless, in the case of (i) or (ii) above, such liens are the subject of a Good Faith Contest; (c) pledges or deposits to secure obligations under workers' compensation laws or similar legislation or to secure public or statutory obligations; (d) easements, zoning restrictions, rights of way, restrictive covenants and other non-monetary encumbrances on title to real property that do not render title to the property encumbered thereby unmarketable or materially adversely affect the use or value of such property for its intended purposes; (e) Tenancy Leases; (f) with respect to Real Estate Assets encumbered by Non-Recourse Debt, easements, zoning restrictions, rights of way, restrictive covenants and other Liens affecting such real property that are permitted to exist under the terms of the agreements governing such Non-Recourse Debt; (g) Liens incurred or deposits made in the ordinary course of business to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money); (h) any attachment or judgment Lien not constituting an Event of Default; (i) any (i) interest or title of a lessor or sublessor under any lease not prohibited by this Agreement, (ii) restriction or encumbrance that the interest or title of such lessor or sublessor may be subject to, or (iii) subordination of the interest of the lessee or sublessee under such lease to any restriction or encumbrance referred to in the preceding subclause (ii), so long as the holder of such restriction or encumbrance agrees to recognize the rights of such lessee or sublessee under such lease; and (j) Liens arising from filing UCC financing statements relating solely to leases not prohibited by this Agreement.

     "Reference Bank" means KeyBank.

     "Removed Borrowing Base Property" means any Student Housing Property previously included within the definition of "Borrowing Base Property" as to which all of the following conditions have been met: (a) the Borrower has notified the Administrative Agent in writing that it wishes to exclude such Student Housing Property from the definition of "Borrowing Base Property" as a result of the sale or other permanent disposition or refinancing of such Borrowing Base Property, (b) no Default or Event of Default has occurred and is continuing at the time such Student Housing Property is excluded from the definition of "Borrowing Base Property" or would result from such exclusion, and (c) prior to the exclusion of such Student Housing Property from the definition of "Borrowing Base Property", the Borrower has delivered to the Administrative Agent a Borrowing Base Certificate demonstrating that, after giving effect to such exclusion, (i) the Aggregate Borrowing Base Amount will be equal to or greater than the Facility Exposure and (ii) unless otherwise approved in writing by the Required Lenders, there will be not less than four Borrowing Base Properties having an Aggregate Borrowing Base Amount of not less than $60,000,000.

     "Start-Up Student Housing Property" means a Student Housing Property that either (a) has not been owned by Borrower or a Subsidiary Guarantor for a period of four full fiscal quarters, or (b) if such Student Housing Property was a Development Property of Borrower or one of its Subsidiaries, such Student Housing Property has ceased to be a Development Property for less than a period of four full fiscal quarters.

     "Swing Line Bank" means KeyBank, in its capacity as the Lender of Swing Line Advances, and its successors and permitted assigns in such capacity.

     "Termination Date" means the earlier of (a) August 17, 2007, as such date may be extended as provided in Section 2.18, and (b) the date of termination in whole of the Revolving Credit Commitments, the Letter of Credit Commitments and the Swing Line Commitment pursuant to Section 2.05 or 6.01."

     (d) By deleting the table appearing in the definition of "Applicable Margin" appearing in Section 1.01 of the Loan Agreement and inserting in lieu thereof the following table:

------------------------------------------------------------------------------------------
Pricing                              Applicable Margin for         Applicable Margin for
 Level         Leverage Ratio         Base Rate Advances         Eurodollar Rate Advances
-------        --------------         ------------------         ------------------------
------------------------------------------------------------------------------------------
  I            > 60%                         1.00%                          2.00%
------------------------------------------------------------------------------------------
  II           < 60% but > 55%               0.75%                          1.75%
               -
------------------------------------------------------------------------------------------
  III          < 55% but > 50%               0.50%                          1.60%
               -
------------------------------------------------------------------------------------------
  IV           < 50%                         0.25%                          1.45%
               -
------------------------------------------------------------------------------------------

     (e) By deleting the amount "$5,000,000" appearing in the third (3rd) line of the definition of "Letter of Credit Facility", appearing in Section 1.01 of the Loan Agreement, and inserting in lieu thereof the amount "$15,000,000";

     (f) By amending the definition of "Loan Documents" appearing in Section
1.01 of the Loan Agreement by inserting the word "and" before "(e)" in the second (2nd) line of such definition, and by deleting the words "(f) the Collateral Documents and (g) each Secured Hedge Agreement,";

     (g) By deleting the word "Collateral" appearing in the last line of the definition of "Material Adverse Affect", appearing in Section 1.01 of the Loan Agreement, and inserting in lieu thereof the words "Borrowing Base Properties";

     (h) By adding the following definitions to Section 1.01 of the Loan
Agreement:

     "Borrowing Base Qualification Documents" means, with respect to any Student Housing Property which the Borrower seeks to include as a Borrowing Base Property in the calculation of the Borrowing Base Amount, the following which are to be received by Administrative Agent not less than five (5) Business Days prior to any addition of such Student Housing Property to the Borrowing Base Properties: (a) a formal written request of Borrower to Administrative Agent to add a Student Housing Property as a Borrowing Base Property; (b) the Borrowing Base Certificate required by Section 5.03(d);
     (c) if such Student Housing Property is owned or leased by a Subsidiary Guarantor, such Subsidiary Guarantor shall have executed and delivered to Administrative Agent a Guaranty Supplement and such other documents described in Section 3.01(a)(iii), (iv), (v), (vi), (vii), (x), (xi) and
     (xii) as Administrative Agent may reasonably require; (d) historic operating statements, if available, for the prior eight (8) fiscal quarters; (e) a current rent roll certified by the Borrower and showing such information as the Agent may reasonably require; (f) a projected operating budget for such Student Housing Property for the next four (4) fiscal quarters of the Borrower; (g) a budget setting forth any capital expenditures to be made with respect to such Student Housing Property within the following twelve (12) month period, in form and substance satisfactory to the Agent; and (h) a certification of an officer of Borrower that such Student Housing Property meets each of the Borrowing Base Property Conditions.

     "Implied Mortgage Amount" means, as of any date of determination with respect to the Borrowing Base Properties, an amount equal to the aggregate Net Operating Income for the Borrowing Base Properties divided by the product of (i) the Mortgage Constant, (ii) 12 and (iii) 1.30, in each case as determined from the Borrowing Base Certificate most recently delivered to the Administrative Agent pursuant to Section 5.03(d); provided that for purposes of calculating Net Operating Income for any Start-Up Student Housing Property, the Net Operating Income attributable to such Start-Up Student Housing Property shall be calculated on an annualized basis using the sum of (A) the actual historical results for the period that the Start-Up Student Housing Property was owned and operated by the Borrower or such Subsidiary Guarantor and (B) the proforma results, as approved by the Administrative Agent, for the future period necessary to achieve an annualized number.

     "KeyBank" means KeyBank National Association.

     "Net Operating Income" means, for any Real Estate Asset as of any date of determination, an amount equal to (A) the aggregate gross revenues from the operations of such Real Estate Asset during the four fiscal-quarter period most-recently ended, excluding any accrued revenues attributable to so-called "straight-line rent accounting"; minus (B) the sum of (i) all expenses and other proper charges incurred in connection with the operation of such Real Estate Asset during such period (including real estate taxes, but excluding any management fees, debt service charges, income taxes, depreciation, amortization, capital reserves and other non-cash expenses), and (ii) an assumed management fee equal to 5% of the aggregate gross revenues from the operations of such Real Estate Asset during such period.

     "Secured Debt" means as of any given date the amount of the Consolidated Total Indebtedness that is secured in any manner by any Lien.

     "Secured Recourse Debt" means as of any given date the amount of the Secured Debt less the amount of Non-Recourse Debt.

     "Unencumbered Property Value" means, as of any date of determination, the sum of the following amounts on such date, all as determined for the Consolidated Entities on a consolidated basis in accordance with GAAP: (i) the Capitalized Value of all Borrowing Base Properties owned by the Borrower or a Subsidiary Guarantor for four full fiscal quarters or more as of such date, plus (ii) the undepreciated book value of all Borrowing Base Properties owned or in operation by the Borrower or a Subsidiary Guarantor for less than four full fiscal quarters as of such date, in each case as determined from the Borrowing Base Certificate most recently delivered to the Administrative Agent pursuant to Section 5.03(d).

     "Unsecured Debt" means as of any given date the amount of the Consolidated Total Indebtedness which is not Secured Indebtedness.";

     (i) By deleting the amount "$5,000,000" appearing in the fifth (5th) line of Section 2.01(c) of the Loan Agreement, and inserting in lieu thereof the amount "$15,000,000";

     (j) By deleting in its entirety Section 2.03(b) of the Loan Agreement;

     (k) By deleting the words "Collateral or other" appearing in the first line of Section 2.04(c)(ii)(F) of the Loan Agreement;

     (l) By inserting the words "; provided, however, that in the event that the Interest Period for an Advance shall be for a period of six months, then interest with respect to such Advance shall also be payable in arrears on the three-month anniversary of the commencement of such Interest Period" following the word "full" appearing in the last line of Section 2.07(a)(ii) of the Loan Agreement;

     (m) By deleting in its entirety Section 2.07(d) of the Loan Agreement, and inserting in lieu thereof the following:

     "(d) Interest Rate Determination.

        (i) Reference Bank agrees to furnish to the Administrative Agent timely information for the purpose of determining each Eurodollar Rate.

        (ii) If Telerate Page 3750 is unavailable and Reference Bank is unable to furnish timely information to the Administrative Agent for determining the Eurodollar Rate for any Eurodollar Rate Advances,

            (A) the Administrative Agent shall forthwith notify the Borrower and the Lenders that the interest rate cannot be determined for such Eurodollar Rate Advances,

            (B) each such Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance (or if such Advance is then a Base Rate Advance, will continue as a Base Rate Advance), and

            (C) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.";

     (n) By deleting the percentage "0.25%" appearing in Section 2.08(a)(i) of the Loan Agreement, and inserting in lieu thereof the percentage "0.20%", and by deleting the percentage "0.20%" appearing in Section 2.08(a)(ii) of the Loan Agreement, and inserting in lieu thereof the percentage "0.15%";

     (o) By deleting in its entirety Section 2.16(a) of the Loan Agreement, and inserting in lieu thereof the following:

        "(a) The Borrower may, at any time, by written notice to the Administrative Agent, request an increase in the aggregate amount of the Revolving Credit Commitments by not less than $10,000,000 nor more than $100,000,000 in the aggregate (each such proposed increase, a `Commitment Increase') to be effective as of a date that is within 24 months after the Closing Date (the `Increase Date') as specified in the related notice to the Administrative Agent; provided, however, that (i) in no event shall the aggregate amount of the Commitments at any time exceed $200,000,000, (ii) in no event shall the Borrower submit more than two (2) separate requests for a Commitment Increase hereunder, and (iii) on the date of any request by the Borrower for a Commitment Increase and on the related Increase Date, the applicable conditions set forth in Article III shall be satisfied.";

     (p) By inserting the following paragraph as subparagraph (e) of Section
2.16 of the Loan Agreement:

        "(e) As a condition to the effectiveness of any increase in the aggregate Commitments pursuant to this Section 2.16, the Borrower shall pay (i) to the Administrative Agent such fees as required by the Fee Letter, and (ii) to each Increasing Lender or Assuming Lender, as applicable, such fees as they may require in connection therewith, which fees shall, when paid, be fully earned and non-refundable under any circumstances."

     (q) By inserting the following section as Section 2.18 of the Loan
Agreement:

     "SECTION 2.18 Extension of Termination Date.

        (a) Provided that no Default or Event of Default shall have occurred and be continuing, the Borrower shall have the option, to be exercised by giving written notice to the Administrative Agent not more than ninety (90) days and not less than thirty (30) days prior to the initial scheduled Termination Date (an "Extension Request"), subject to the terms and conditions set forth in this Agreement, to extend the Termination Date to August 17, 2008. The request by the Borrower for extension of the Termination Date shall constitute a representation and warranty by the Borrower that all of the conditions set forth in this Section shall have been satisfied on the date of such request.

        (b) The obligations of the Administrative Agent and the Lenders to extend the Termination Date as provided in Section 2.18(a) shall be subject to the satisfaction of the following conditions precedent on the then effective Termination Date (without regard to such extension request):

            (i) Payment of Extension Fee. The Borrower shall pay to the Agent on or before the then effective Termination Date (without regard to such extension request) for the account of the Lenders in accordance with their respective Pro Rata Shares an extension fee equal to one-fifth of one percent (0.20%) of the total Commitment, which fee shall, when paid, be fully earned and non-refundable under any circumstances.

            (ii) No Default. On the date the Extension Request is given and on the Termination Date (as determined without regard to such extension) there shall exist no Default or Event of Default.

            (iii) Representations and Warranties. The representations and warranties made by the Borrower, the Guarantors and their respective Subsidiaries in the Loan Documents or otherwise made by or on behalf of such Persons in connection therewith or after the date thereof shall have been true and correct in all material respects when made and shall also be true and correct in all material respects on the Termination Date (as determined without regard to such extension) except for representations or warranties that expressly relate to an earlier date.

        (c) The Administrative Agent shall promptly notify each of the Lenders in the event that the Termination Date is extended as provided in this Section 2.18."

     (r) By deleting in its entirety Section 3.01(a)(ii) of the Loan Agreement, and inserting in lieu thereof the following:

            "(ii) Copies of the Borrowing Base Property Qualification Documents for each of the Borrowing Base Properties.";

     (s) By inserting the word "and" at the end of Section 3.02(a)(iii) of the Loan Agreement, deleting the word "and" appearing at the end of Section 3.02(b) of the Loan Agreement, and deleting the last paragraph of Section 3.02 of the Loan Agreement (which is also labeled (b) and which deals with modifications or endorsements to Mortgages and Mortgage Policies);

     (t) By deleting the words "except for the Liens created under the Loan Documents" appearing in Section 4.01(c)(iv) of the Loan Agreement;

     (u) By deleting in its entirety Section 4.01(d) of the Loan Agreement, and inserting in lieu thereof the following:

        "(d) Governmental Consents. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by any Loan Party of any Loan Document to which it is or is to be a party (either individually or as the general partner or managing member of another Loan Party) or for the consummation of the transactions contemplated by the Loan Documents, or (ii) to the knowledge of any Loan Party, the exercise by the Administrative Agent or any Lender Party of its rights under the Loan Documents, except for the authorizations, approvals, actions, notices and filings listed on Schedule 4.01(d) hereto, all of which have been duly obtained, taken, given, or made and are in full force and effect.";

     (v) By deleting in its entirety Section 4.01(m) of the Loan Agreement, and inserting in lieu thereof "(m) [Intentionally omitted].";

     (w) By deleting in its entirety Section 4.01(q) of the Loan Agreement, and inserting in lieu thereof "(q) [Intentionally omitted].";

     (x) By deleting in its entirety Section 4.01(y) of the Loan Agreement, and inserting in lieu thereof the following:

        "(y) Borrowing Base Properties.

            (i) The Loan Parties are the legal and beneficial owners of the Borrowing Base Properties free and clear of any Lien, except for Permitted Liens described in clauses (a), (b), (d) and (e) of the definition of "Permitted Liens". Each of the Borrowing Base Properties satisfies the requirements in this Agreement to being a Borrowing Base Property. To each Loan Party's knowledge, except as set forth on Schedule 4.01(y) hereto, there are no proceedings in condemnation or eminent domain affecting any of the Borrowing Base Properties and, to the knowledge of each Loan Party, none is threatened. No Person has any option or other right to purchase all or any portion of any of the Borrowing Base Properties or any interest therein.

            (ii) To each Loan Party's knowledge, the Borrowing Base Properties and the use thereof comply in all material respects with all applicable zoning, subdivision and land use laws, regulations and ordinances, all applicable health, fire, building codes, parking laws and all other laws, statutes, codes, ordinances, rules and regulations applicable to the Borrowing Base Properties, or any of them, including without limitation the Americans with Disabilities Act. To each Loan Party's knowledge, all material permits, licenses and certificates for the lawful use, occupancy and operation of each component of each of the Borrowing Base Properties in the manner in which it is currently being used, occupied and operated, including, but not limited to liquor licenses and certificates of occupancy, or the equivalent, have been obtained and are current and in full force and effect. To each Loan Party's knowledge, no legal proceedings are pending or threatened with respect to the zoning of any Borrowing Base Property. To each Loan Party's knowledge, neither the zoning nor any other right to construct, use or operate any Borrowing Base Property is in any way dependent upon or related to any real estate other than such Borrowing Base Property in any way that has had or is reasonably likely to give rise to a materially adverse effect as to the value, use of or ability to sell or finance such Borrowing Base Property. No tract map, parcel map, condominium plan, condominium declaration, or plat of subdivision will be recorded by any Loan Party with respect to any Borrowing Base Property without the Administrative Agent's prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned.

            (iii) [Intentionally omitted.]

            (iv) [Intentionally omitted.]

            (v) To each Loan Party's knowledge, all improvements on any Borrowing Base Property, including without limitation the roof and all structural components, plumbing systems, HVAC systems, fire protection systems, electrical systems, equipment, elevators, exterior doors, parking facilities, sidewalks and landscaping, are in good condition and repair. The Loan Parties are not aware of any latent or patent structural or other material defect or deficiency in any of the Borrowing Base Properties and, to the Loan Parties' knowledge, city water supply, storm and sanitary sewers, and electrical, gas (if applicable) and telephone facilities are available to each of the Borrowing Base Properties within the boundary lines of each of the Borrowing Base Properties (except in any way that has not had and is reasonably likely to not give rise to a materially adverse effect as to the value, use of or ability to sell or finance such Borrowing Base Property), are fully connected to the improvements and are fully operational, are sufficient to meet the reasonable needs of each of the Borrowing Base Properties as now used or presently contemplated to be used, and no other utility facilities are necessary to meet the reasonable needs of any of the Borrowing Base Properties as now used or presently contemplated. Except in any way that has not had and is reasonably likely to not give rise to a materially adverse effect as to the value, use of or ability to sell or finance such Borrowing Base Property, to the Loan Parties' knowledge no part of any of the Borrowing Base Properties is within a flood plain and none of the improvements thereon create encroachments over, across or upon any of the Borrowing Base Properties' boundary lines, rights of way or easements, and no building or other improvements on adjoining land create such an encroachment which could reasonably be expected to have a Material Adverse Effect. All public roads and streets necessary for service of and access to each of the Borrowing Base Properties for the current and contemplated uses thereof have been completed and are serviceable and are physically and legally open for use by the public. To the Loan Parties' knowledge after due inquiry, any septic system located at any of the Borrowing Base Properties is in good and safe condition and repair and in compliance with all applicable law.

            (vi) Each of the Borrowing Base Properties is comprised of one (1) or more parcels which constitute separate tax lots. No part of any of the Borrowing Base Properties is included or assessed under or as part of another tax lot or parcel, and no part of any other property is included or assessed under or as part of the tax lots or parcels comprising any of the Borrowing Base Properties.";

     (y) By inserting the words "Liens described in clauses (a), (b), (d) and
(e) of the definition of" before the word "Permitted Liens" appearing in the last line of Section 4.01(z)(ii) of the Loan Agreement;

     (z) By deleting in its entirety Section 4.01(z)(v) of the Loan Agreement, and inserting in lieu thereof the following:

        "(v) ACT-Village at Temple LLC is the exclusive owner of the Lessee's interest under and pursuant to the Ground Lease (Temple) and has not assigned, transferred or encumbered its interest in, to, or under the Ground Lease (Temple) (other than assignments that will terminate on or prior to the Closing
Date).";

     (aa) By deleting in their entirety Sections 5.01(k)(ii), (iii) and (iv) of the Loan Agreement, and inserting in lieu thereof the following:

            "(ii) Promptly upon request by Agent, or any Lender Party through the Administrative Agent, do, execute, acknowledge and deliver any and all such further acts, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as Agent, or any Lender Party through the Administrative Agent, may reasonably require from time to time in order to carry out more effectively the purposes of the Loan Documents, and cause each of its Subsidiaries to do so.";

     (bb) By deleting the word "Collateral" appearing in Sections 5.02(a)(iv) and (vi) of the Loan Agreement, and inserting in lieu thereof the words "Borrowing Base Asset";

     (cc) By deleting in its entirety Section 5.02(b)(ii)(F) of the Loan Agreement, and inserting in lieu thereof the following:

            "(F) Secured Recourse Debt the incurrence of which would not result in a Default under Section 5.04 or any other provision of this Agreement, provided that each individual obligation included within Secured Recourse Debt shall not exceed 80% of the value of the collateral securing such Secured Recourse Debt as reasonably determined by Borrower and approved by Administrative Agent;"

     (dd) By deleting the percentage "25%" appearing in the third (3rd) line of
Section 5.02(f)(v) of the Loan Agreement, and inserting in lieu thereof the percentage "30%";

     (ee) By deleting in their entirety Sections 5.02(f)(v)(A) and 5.02(f)(v)(B) of the Loan Agreement, and inserting in lieu thereof the following:

            "(A) unimproved Real Estate Assets not constituting Development Properties, so long as the aggregate amount of such Investments, calculated on the basis of cost, does not at any time exceed 5% of Consolidated Total Asset Value at such time,

            (B) Development Properties, so long as the aggregate amount of such Investments, calculated on the basis of actual cost, does not at any time exceed 25% of Consolidated Total Asset Value at such time, and";

     (ff) By inserting the following after the words "Unconsolidated Entity" appearing in the last line of Section 5.02(f) of the Loan Agreement:

     ", and (C) no Loan Party shall make, nor shall it permit any of its Subsidiaries (including, without limitation the On-Campus Participating Entities) to make, without the prior written approval of the Required Lenders, any Investment after the date hereof in any Person which is not an On-Campus Participating Entity as of the Closing Date (or approved pursuant to the Second Amendment to credit agreement dated as of December 10, 2004 among Borrower, DBTCA, as Administrative Agent and the other parties thereto) which engages in the development or ownership of a Student Housing Property where it is intended that such Loan Party shall receive from such Student Housing Property a share of excess cash flow with a college, university or other institution of higher learning";

     (gg) By deleting in its entirety Section 5.02(g) of the Loan Agreement, and inserting in lieu thereof the following:

            "(g) Restricted Payments. In the case of the Parent Guarantor and the Borrower only, declare or pay any dividends, purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Interests now or hereafter outstanding, return any capital to its stockholders, partners or members (or the equivalent Persons thereof) as such, make any distribution of assets, Equity Interests, obligations or securities to its stockholders, partners or members (or the equivalent Persons thereof) as such; provided, however, that the Parent Guarantor and the Borrower may declare and pay dividends or make other distributions solely in Cash or shares of their respective common stock so long as, in the case of any such Cash dividends or distributions, (i) no Default or Event of Default shall have occurred and be continuing at the time of declaration or payment thereof and the aggregate amount of such Cash dividends or distributions, together with the aggregate amount of Cash dividends or distributions made during the applicable period pursuant to the immediately following clause (ii), do not exceed during any four consecutive fiscal quarters of the Parent Guarantor ending on or before June 30, 2006, 100% of Funds From Operations for such four fiscal quarter period and thereafter for any four consecutive fiscal quarters of the Parent Guarantor 95% of Funds from Operations for such four fiscal quarter period, (ii) no Default or Event of Default of the type described in Section 6.01(a) or (f) shall have occurred and be continuing at the time of declaration or payment thereof and such Cash dividends or distributions are required to be made in order for the Parent Guarantor to comply with Section 5.01(m), or (iii) such Cash dividends or distributions are made by the Borrower to the Parent Guarantor to enable it to pay, and the Parent Guarantor uses the proceeds of such dividends or distributions to pay, costs and expenses incurred by the Parent Guarantor in the ordinary course of conducting its business in the manner permitted under Section 5.02(m)."

     (hh) By inserting the words "with respect to any property or assets other than Borrowing Base Properties," following "(ii)" appearing in the fourth (4th) line of Section 5.02(l) of the Loan Agreement;

     (ii) By deleting in its entirety Section 5.03(d) of the Loan Agreement, and inserting in lieu thereof the following:

        "(d) Borrowing Base Certificate. (i) As soon as available and in any event within 45 days after the end of each fiscal quarter of the Parent Guarantor, (ii) at the time any Additional Borrowing Base Property is included in the definition of "Borrowing Base Property", (iii) at the time any Removed Borrowing Base Property is excluded from the definition of "Borrowing Base Property", and (iv) at any time that a Borrowing Base Property fails to satisfy all of the Borrowing Base Conditions, a Borrowing Base Certificate, as at the end of such fiscal quarter or the date of such inclusion or exclusion, as the case may be, in each case certified by the Chief Financial Officer (or person performing similar functions) of the Parent Guarantor. Borrower shall immediately notify Administrative Agent in the event that a Borrowing Base Property fails to satisfy any of the Borrowing Base Conditions.";

     (jj) By deleting the words "30 days after the end of each month" appearing in the first (1st) and second (2nd) lines of Section 5.03(e) of the Loan Agreement, and inserting in lieu thereof the words "45 days after the end of each fiscal quarter of the Parent Guarantor", and by deleting the word "Adjusted" appearing in the fifth (5th) line of Section 5.03(e) of the Loan Agreement;

     (kk) By inserting the words ", which delivery may be made electronically, including via Syndtrak or posting to the Parent Guarantor's internet website" following the words "national securities exchange" appearing in the last line of
Section 5.03(i) of the Loan Agreement;

     (ll) By deleting the words "and Schedule 4.01(q)" appearing in Section 5.03(j) of the Loan Agreement;

     (mm) By inserting the words "Lien described in clauses (a), (b), (d) and
(e) of the definition of" before the words "Permitted Lien" appearing in the last line of Section 5.03(l) of the Loan Agreement;

     (nn) By deleting in its entirety Section 5.03(m) of the Loan Agreement, and inserting in lieu thereof the following:

        "(m) Material Contracts. As soon as available a copy of any Material Contract entered into with respect to any Borrowing Base Property after the date hereof.";

     (oo) By deleting in their entirety Sections 5.04(b), (c), (d) and (e) of the Loan Agreement, and inserting in lieu thereof the following:

        "(b) Minimum Consolidated Net Worth: Maintain at all times a Consolidated Net Worth of not less than the sum of (a) $100,000,000 plus (b) an amount equal to 75% of the Net Cash Proceeds of all issuances or sales of Equity Interests of the Parent Guarantor or any of its Subsidiaries consummated after the Closing Date.

        (c) Minimum Consolidated Interest Coverage Ratio: Maintain, as of the last day of each fiscal quarter of the Parent Guarantor, a Consolidated Interest Coverage Ratio equal to or greater than 1.85:1.00.

        (d) Minimum Consolidated Fixed Charge Coverage Ratio: Maintain, as of the last day of each fiscal quarter of the Parent Guarantor, a Consolidated Fixed Charge Coverage Ratio equal to or greater than 1.50:1.00.

        (e) Minimum Fixed Rate/Hedged Debt Ratio: Maintain at all times a Consolidated Fixed Rate/Hedged Debt Ratio equal to or greater than 70%.";

     (pp) By adding at the end of Section 5.04 of the Loan Agreement the following new paragraphs as subparagraphs of Section 5.04 of the Loan Agreement:

        "(f) Maximum Secured Debt: Maintain, as of the last day of each fiscal quarter of the Parent Guarantor, a ratio of Secured Debt to Consolidated Total Asset Value of not more than 55%.

        (g) Maximum Secured Recourse Debt. Maintain, as of the last day of each fiscal quarter of the Parent Guarantor, a ratio of Secured Recourse Debt to Consolidated Total Asset Value of not greater than 20%.";

     (qq) By deleting in its entirety Section 6.01(c) of the Loan Agreement, and inserting in lieu thereof the following:

        "(c) Breach of Certain Covenants. The Borrower shall fail to perform or observe any term, covenant or agreement contained in Section 2.14, Section 5.02(e), (i), (m), (n) or (o), Section 5.02, Section 5.03(a) or 5.04; or";

     (rr) By deleting in its entirety Section 6.01(j) of the Loan Agreement, and inserting in lieu thereof the following:

        "(j) [Intentionally omitted.]";

     (ss) By inserting the words "or any other Loan Party" before the words "under any Bankruptcy Law" appearing in the seventh (7th) to last line of
Section 6.01 of the Loan Agreement;

     (tt) By deleting in its entirety Section 7.03(d) of the Loan Agreement and inserting in lieu thereof the following:

        "(d) [Intentionally omitted.]";

     (uu) By deleting the word "Collateral" appearing in the seventh (7th) line of Section 7.08 of the Loan Agreement, and inserting in lieu thereof the words "Borrowing Base Property";

     (vv) By deleting the words "; Appointment of Supplemental Collateral Agents" appearing in the title of Section 8.01 of the Loan Agreement, and by deleting the words "and on behalf of itself and its Affiliates as potential Hedge Banks" appearing in the third (3rd) line of Section 8.01(a) of the Loan Agreement;

     (ww) By deleting in its entirety Section 8.01(b) of the Loan Agreement, and inserting in lieu thereof the following:

        "(b) [Intentionally omitted.]";

     (xx) By inserting the following sentence at the end of Section 8.01 of the Loan Agreement:

     "The obligations of Administrative Agent hereunder are primarily administrative in nature, and nothing contained in this Agreement or any of the other Loan Documents shall be construed to constitute the Administrative Agent as a trustee for any Lender Party or to create an agency or fiduciary relationship. Administrative Agent shall act as the contractual representative of the Lender Parties hereunder and notwithstanding the use of the term `Administrative Agent' or `Agent', it is understood and agreed that the Administrative Agent shall not have any fiduciary duties or responsibilities to any Lender Party by reason of this Agreement or any other Loan Document and is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Loan Documents.";

     (yy) By deleting in its entirety Section 8.03 of the Loan Agreement, and inserting in lieu thereof the following:

     "SECTION 8.03 Administrative Agent and Affiliates. With respect to its Commitments, the Advances made by it and the Notes issued to it, the Lender acting as the Administrative Agent shall have the same rights and powers under the Loan Documents as any other Lender Party and may exercise the same as though it were not the Administrative Agent; and the term "Lender Party" or "Lender Parties" shall, unless otherwise expressly indicated, include such Lender acting as Administrative Agent in its individual capacity. The Lender acting as the Administrative Agent and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, any Loan Party, any Subsidiary of any Loan Party and any Person that may do business with or own securities of any Loan Party or any such Subsidiary, all as if such Lender acting as Administrative Agent were not the Administrative Agent and without any duty to account therefor to the Lender Parties.";

     (zz) By deleting the words "it has been replaced as Collateral Agent and" appearing in the fourth (4th) line of Section 8.06 of the Loan Agreement, and by deleting the fourth (4th) sentence in Section 8.06 of the Loan Agreement, and inserting in lieu thereof the following:

     "Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under the Loan Documents.";

     (aaa) By deleting in its entirety Section 9.01 of the Loan Agreement, and inserting in lieu thereof the following:

     "SECTION 9.01 Amendments, Etc. No amendment or waiver of any provision of this Agreement or the Notes or any other Loan Document, nor consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all of the Lenders, do any of the following at any time: (i) waive any of the conditions specified in Section 3.01 or, in the case of the Initial Extension of Credit, Section 3.02, (ii) amend the definition of "Required Lenders" or otherwise change the number of Lenders or the percentage of (x) the Commitments, (y) the aggregate unpaid principal amount of the Advances or (z) the aggregate Available Amount of outstanding Letters of Credit that, in each case, shall be required for the Lenders or any of them to take any action hereunder, (iii) release the Borrower with respect to any of its monetary Obligations under the Loan Documents or reduce or limit the obligations of any Guarantor under Article VII or release such Guarantor or otherwise limit such Guarantor's liability with respect to the Guaranteed Obligations except in accordance with Section 7.08, (iv) release any Borrowing Base Property (except as contemplated by the definition of "Removed Borrowing Base Property"), in each case in any transaction or series of related transactions, or permit the creation, incurrence, assumption or existence of any Lien on any individual Borrowing Base Property, in each case in any transaction or series of related transactions, to secure any Obligations other than Obligations owing to the Lender Parties under the Loan Documents, (v) amend this Section 9.01, (vi) increase the Commitments of the Lenders (except as provided in Section 2.16) or subject the Lenders to any additional obligations, (vii) reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder, (viii) extend the Termination Date (except as provided in Section 2.18) or otherwise postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder or amend Section 2.06, or (ix) limit the liability of any Loan Party under any of the Loan Documents; provided further that no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Bank or each Issuing Bank, as the case may be, in addition to the Lenders required above to take such action, affect the rights or obligations of the Swing Line Bank or of the Issuing Banks, as the case may be, under this Agreement; and provided further that no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement or the other Loan Documents."

     (bbb) By deleting "DBTCA" appearing in the first (1st) line of Section 9.02(b) of the Loan Agreement, and inserting in lieu thereof "KeyBank";

     (ccc) By deleting the words "or release all or substantially all of the Collateral" appearing in Section 9.07(g)(v) of the Loan Agreement;

     (ddd) By deleting in its entirety Section 9.11 of the Loan Agreement, and inserting in lieu thereof:

     "Section 9.11 [Intentionally omitted.]";

     (eee) By deleting in their entirety Exhibits A, B, C, D, E and H attached to the Loan Agreement and inserting in lieu thereof Exhibits A, B, C, D, E and H attached hereto;

     (fff) By deleting in their entirety Exhibits G-1 and G-2 attached to the Loan Agreement;

     (ggg) By deleting Schedule I attached to the Loan Agreement, and inserting in lieu thereof Schedule I attached hereto.

     (hhh) The notice address for KeyBank, as the Initial Issuing Bank and as the Administrative Agent is at 127 Public Square, Cleveland, Ohio 44114-1306,
Attention: John Scott; Tel: 216/689-5986; Fax: 216/689-4997; E-mail:
john_c_scott@keybank.com;

     (iii) Any references to "Agent" in the Loan Documents shall be deemed to be a reference to Administrative Agent alone;

     (jjj) All references to "Secured Party" or "Secured Parties" in the Loan Documents shall be a reference to "Administrative Agent and any Lender Party" or "Administrative Agent and the Lender Parties", as applicable; and

     (kkk) All references to "Reference Banks" in the Loan Documents shall refer only to, and be interpreted consistent with, there being a single Reference Bank.

     3. Appointment of KeyBank as Administrative Agent, Swing Line Bank and Issuing Bank.

        (a) As of the effective date of this Amendment, DBTCA resigns as Administrative Agent, the Swing Line Bank and the Issuing Bank under the Loan Agreement. As of the effective date of this Amendment, the Lenders hereby accept the resignation of DBTCA as Administrative Agent, Issuing Bank and Swing Line Bank, and appoint KeyBank as the successor Administrative Agent, Issuing Bank and Swing Line Bank. KeyBank hereby accepts such appointment and agrees that, as of the effectiveness of this Amendment, KeyBank shall assume all of the rights and obligations of the Administrative Agent, the Issuing Bank and the Swing Line Bank under the Loan Agreement. The parties hereto waive the 30-day notice period for such resignation set forth in Section 8.06 of the Loan Agreement and the requirements of Section 9.02 of the Loan Agreement with respect to the assignment to a new Issuing Bank or Swing Line Bank. The Borrower hereby consents to all of the foregoing.

        (b) As of the effective date of this Amendment, DBTCA resigns as the Collateral Agent under the Loan Agreement; provided, however, that notwithstanding such resignation, DBTCA in its capacity as Collateral Agent is authorized to, and hereby agrees to, execute and file such documents as are necessary to release the security interests of the Collateral Agent in the Collateral. Each of the Lender Parties authorizes Collateral Agent to release the Collateral on behalf of any Affiliate thereof which is a Hedge Bank.

        (c) Any rights under the Loan Agreement or any related Loan Documents which by their terms inure to the benefit of a retiring Agent shall remain unmodified and unaffected by the resignation of DBTCA as Administrative Agent or Collateral Agent and the appointment of KeyBank as successor Administrative Agent as provided herein.

     4. Lead Arranger, Syndication Agent and Co-Documentation Agents. From and after the effectiveness of this Amendment, KeyBanc Capital Markets Inc. shall be the sole Lead Arranger, DBTCA and Citigroup Global Markets, Inc. shall be the Co-Syndication Agents, and JPMorgan Chase Bank, N.A. shall be the Documentation Agent. No other Lender shall have any other title under the Loan Agreement.

     5. Increase of Commitment. In connection with the increase of the Commitment pursuant to this Amendment, the Borrower has executed and delivered to the Lenders replacement Notes to reflect the new Commitments of each Lender. The Lenders shall as of the effectiveness of this Amendment make such adjustments to the outstanding Advances so that, after giving effect to such increase, the outstanding Advances and the Pro Rata Shares of the Lenders are consistent with their respective Commitments (and Borrower shall pay any amounts due under Section 9.04(c) of the Loan Agreement in connection therewith).

     6. Borrowing Base Properties. In connection with the execution of this Amendment, Borrower has delivered to Administrative Agent the documents required under Section 3.02(a)(ii) of the Loan Agreement with respect to the initial Borrowing Base Properties.

     7. References to Loan Agreement. All references in the Loan Documents to the Loan Agreement shall be deemed a reference to the Loan Agreement, as modified and amended herein.

     8. Acknowledgment of Borrower and Guarantors. Borrower and Guarantors hereby acknowledge, represent and agree that the Loan Documents, as modified and amended herein or in any other documents delivered in connection herewith, remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, as applicable, enforceable against Borrower and Guarantors in accordance with their respective terms, and that the execution and delivery of this Amendment and any other documents in connection therewith do not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of Borrower's or Guarantors' obligations under the Loan Documents.

     9. Representations and Warranties. Borrower and Guarantors represent and warrant to Agent and the Lenders as follows:

        (a) Authorization. The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of the Borrower and Guarantors, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or any of the Guarantors is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or any of the Guarantors, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, the Borrower or any of the Guarantors or any of their respective properties or to which the Borrower or any of the Guarantors is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of the Borrower or any of the Guarantors, other than the liens and encumbrances created by the Loan Documents.

        (b) Enforceability. The execution and delivery of this Amendment are valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and the effect of general principles of equity.

        (c) Approvals. The execution, delivery and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained.

        (d) Reaffirmation. Borrower and Guarantors reaffirm and restate as of the date hereof each and every representation and warranty made by the Borrower, the Guarantors and their respective Subsidiaries in the Loan Documents or otherwise made by or on behalf of such Persons in connection therewith except for representations or warranties that expressly relate to an earlier date.

     10. No Default. By execution hereof, the Borrower and Guarantors certify that Borrower and each of the Guarantors is and will be in compliance with all covenants under the Loan Documents after the execution and delivery of this Amendment, and that no Default or Event of Default has occurred and is continuing.

     11. Waiver of Claims. Borrower and Guarantors acknowledge, represent and agree that none of such Persons has any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loan or with respect to any acts or omissions of Agent or any Lender Party, or any past or present officers, agents or employees of Agent or any Lender Party, and each of such Persons does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

     12. Ratification. Except as hereinabove set forth, all terms, covenants and provisions of the Loan Agreement remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Loan Documents as modified and amended herein. Nothing in this Amendment or any other document delivered in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents.

     13. Effective Date. This Amendment shall be deemed effective and in full force and effect as of the date hereof upon (a) the execution and delivery of this Amendment by Borrower, Guarantors, Agent and the Lenders, (b) the payment to Agent of any fees required by the Agent in connection with this Amendment,
(c) the payment to each Lender of such fees as are separately agreed to by such Lender, Agent and the Borrower pursuant to their separate agreement (all of which fees pursuant to clauses (b) and (c) shall be fully earned when paid and non-refundable under any circumstances), (d) the delivery to Agent of a Borrowing Base Certificate, and (e) delivery to the Agent of the Borrowing Base Qualification Documents for the Borrowing Base Properties. The Borrower will pay the reasonable fees and expenses of Agent in connection with this Amendment.

     14. Amendment as Loan Document. This Amendment shall constitute a Loan Document.

     15. Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

     16. MISCELLANEOUS. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES . This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Loan Agreement.



                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.



                                           BORROWER:

                                           AMERICAN CAMPUS COMMUNITIES OPERATING
                                           PARTNERSHIP LP

                                            By: AMERICAN CAMPUS
                                                COMMUNITIES HOLDINGS LLC,
                                                its general partner

                                               By: AMERICAN CAMPUS
                                                   COMMUNITIES, INC.,
                                                   its sole member

                                                 By: /s/ Brian B. Nickel
                                                     -------------------
                                                 Name: Brian B. Nickel
                                                 Title: Executive Vice President



                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                              GUARANTORS:
                                              ----------

                                              AMERICAN CAMPUS COMMUNITIES, INC.

                                              By: /s/ Brian B. Nickel
                                                  -------------------
                                              Name:  Brian B. Nickel
                                              Title: Executive Vice President

                                              AMERICAN CAMPUS COMMUNITIES
                                              HOLDINGS LLC

                                              By: AMERICAN CAMPUS COMMUNITIES,
                                                  INC., its sole member

                                              By: /s/ Brian B. Nickel
                                                  -------------------
                                              Name:  Brian B. Nickel
                                              Title: Executive Vice President

                                              RAP STUDENT HOUSING PROPERTIES LLC

                                              By: /s/ Brian B. Nickel
                                                  -------------------
                                              Name:  Brian B. Nickel
                                              Title: Vice President

                                              RSVP-ACT, LLC

                                              By: RAP STUDENT HOUSING PROPERTIES
                                                  LLC, its sole member

                                              By: /s/ Brian B. Nickel
                                                  -------------------
                                              Name: Brian B. Nickel
                                              Title: Vice President

                                              TITAN INVESTMENTS II LLC

                                              By: /s/ Brian B. Nickel
                                                  -------------------
                                              Name:  Brian B. Nickel
                                              Title: Vice President

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                          AMERICAN CAMPUS-TITAN II, LLC

                                          By: RSVP-ACT, LLC, its managing member

                                             By: RAP STUDENT HOUSING
                                                 PROPERTIES LLC, its sole member

                                                 By: /s/ Brian B. Nickel
                                                     -------------------
                                                 Name:  Brian B. Nickel
                                                 Title: Vice President


                                          ACT-VILLAGE AT TEMPLE LLC

                                          By: AMERICAN CAMPUS-TITAN II, LLC, its
                                              sole member

                                             By: RSVP-ACT, LLC, its managing
                                                 member

                                                 By: RAP STUDENT HOUSING
                                                     PROPERTIES LLC, its sole
                                                     member

                                                     By: /s/ Brian B. Nickel
                                                         -------------------
                                                     Name:  Brian B. Nickel
                                                     Title: Vice President


                                          RFG CAPITAL GROUP, LLC

                                          By: RAP STUDENT HOUSING PROPERTIES
                                              LLC, its sole member

                                              By: /s/ Brian B. Nickel
                                                  -------------------
                                              Name:  Brian B. Nickel
                                              Title: Vice President


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                          RFG CAPITAL MANAGEMENT PARTNERS, L.P.

                                          By: RAP STUDENT HOUSING PROPERTIES
                                              LLC, its general partner

                                              By: /s/ Brian B. Nickel
                                                  -------------------
                                              Name:  Brian B. Nickel
                                              Title: Vice President


                                          RFG-CMP THE VILLAGE ON UNIVERSITY LLC

                                          By: RFG CAPITAL MANAGEMENT
                                              PARTNERS, L.P., its sole member

                                              By: RAP STUDENT HOUSING
                                                  PROPERTIES LLC, its general
                                                  partner

                                                  By: /s/ Brian B. Nickel
                                                      -------------------
                                                  Name:  Brian B. Nickel
                                                  Title: Vice President


                                          SHP-THE VILLAGE ON UNIVERSITY LLC

                                          By: /s/ Brian B. Nickel
                                              -------------------
                                          Name:  Brian B. Nickel
                                          Title: Vice President


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                          RFG-CMP THE VILLAGE AT SCIENCE
                                          DRIVE, LLC

                                          By: RFG CAPITAL MANAGEMENT
                                              PARTNERS, L.P., its sole member

                                              By: RAP STUDENT HOUSING
                                                  PROPERTIES LLC, its general
                                                  partner

                                          By: /s/ Brian B. Nickel
                                              -------------------
                                          Name:  Brian B. Nickel
                                          Title: Vice President

                                          SHP-THE VILLAGE AT SCIENCE DRIVE, LLC

                                          By: /s/ Brian B. Nickel
                                              -------------------
                                          Name:  Brian B. Nickel
                                          Title: Vice President

                                          RFG-CMP ACT LLC

                                          By: /s/ Brian B. Nickel
                                              -------------------
                                          Name:  Brian B. Nickel
                                          Title: Vice President

                                          SHP-ACT LLC

                                          By: /s/ Brian B. Nickel
                                              -------------------
                                              Name:  Brian B. Nickel
                                              Title: Vice President


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                          AMERICAN CAMPUS-TITAN LLC

                                          By: SHP-ACT LLC, its managing member

                                              By: /s/ Brian B. Nickel
                                                  -------------------
                                              Name:  Brian B. Nickel
                                              Title: Vice President

                                          ACT-VILLAGE AT FRESNO STATE, LLC

                                          By: AMERICAN CAMPUS-TITAN LLC, its
                                              sole member

                                              By: SHP-ACT LLC, its managing
                                                  member

                                              By: /s/ Brian B. Nickel
                                                  -------------------
                                              Name:  Brian B. Nickel
                                              Title: Vice President


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                          LENDERS:


                                          KEYBANK NATIONAL ASSOCIATION,
                                          individually as a Lender and as
                                          successor Administrative Agent,
                                          Swing Line Bank and Issuing Bank

                                          By: /s/ John C. Scott
                                              -----------------
                                          Name:  John C. Scott
                                          Title: Vice President


                                          DEUTSCHE BANK TRUST COMPANY
                                          AMERICAS, individually as a
                                          Lender and as resigning
                                          Administrative Agent, Collateral
                                          Agent, Swing Line Bank and Issuing
                                          Bank

                                          By: /s/ James Rolison
                                              -----------------
                                          Name:  James Rolison
                                          Title: Director

                                          By: /s/ George Reynolds
                                              -------------------
                                          Name:  George Reynolds
                                          Title: Vice President


                                          CITICORP NORTH AMERICA, INC.

                                          By: /s/ David Bouton
                                              ----------------
                                          Name:  David Bouton
                                          Title: Vice President


                                          JPMORGAN CHASE BANK, N.A.

                                          By: /s/ Allen E. Wise
                                              -----------------
                                          Name:  Allen E. Wise
                                          Title: Vice President


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                          PNC BANK, NATIONAL ASSOCIATION

                                          By: /s/ James A. Colella
                                              --------------------
                                          Name:  James A. Colella
                                          Title: Senior Vice President


                                          LASALLE BANK NATIONAL ASSOCIATION

                                          By: /s/ Stephen J. Shockey
                                              ----------------------
                                          Name:  Stephen J. Shockey
                                          Title: First Vice President

                                              SCHEDULE I
                                              ----------

                                 COMMITMENTS AND APPLICABLE LENDING OFFICES
                                 ------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Name of         Revolving       Letter of       Swing Line      Domestic Lending Office      Eurodollar Lending Office
Initial         Credit          Credit          Commitment
Lender/         Commitment      Commitment
Initial
Issuing
Bank
-------------------------------------------------------------------------------------------------------------------------
KeyBank         $20,000,000     $15,000,000     $15,000,000     127 Public Square            127 Public Square
National                                                        Cleveland, OH 44114-1306     Cleveland, OH 44114-1306
Association                                                     Attn: John Scott             Attn: John Scott
                                                                Tel. 216-689-5986            Tel. 216-689-5986
                                                                Fax: 216-689-4997            Fax: 216-689-4997
                                                                E-mail:                      E-mail:
                                                                john_c_scott@keybank.com     john_c_scott@keybank.com
-------------------------------------------------------------------------------------------------------------------------
Deutsche        $15,000,000          --              --         90 Hudson Street             90 Hudson Street
Bank Trust                                                      Mail Stop: JCY05-0199        Mail Stop: JCY05-0199
Company                                                         Jersey City, NJ 07302        Jersey City, NJ 07302
Americas                                                        Attn: Deal Administration    Attn: Deal Administration
-------------------------------------------------------------------------------------------------------------------------
Citicorp        $16,250,000          --              --         2 Penns Way, Suite 200       2 Penns Way, Suite 200
North                                                           New Castle, DE 19720         New Castle, DE 19720
America,                                                        Attn: Dawnmarie Conover      Attn: Dawnmarie Conover
Inc.                                                            Tel: 302-894-6047            Tel: 302-894-6047
                                                                Fax: 302-994-0849            Fax: 302-994-0849
                                                                E-mail: Dawnmarie.           E-mail: Dawnmarie.
                                                                conover@citigroup.com        conover@citigroup.com
-------------------------------------------------------------------------------------------------------------------------
JPMorgan        $16,250,000          --              --         707 Travis, 6th Floor        707 Travis, 6th Floor
Chase                                                           Houston, TX 77002            Houston, TX 77002
Bank, N.A.                                                      Attn: Shelia Fitzwater       Attn: Shelia Fitzwater
                                                                Tel: 713-216-5391            Tel: 713-216-5391
                                                                Fax: 713-216-7713            Fax: 713-216-7713
                                                                E-mail:                      E-mail:
                                                                shelia.fitzwater@chase.com   shelia.fitzwater@chase.com
-------------------------------------------------------------------------------------------------------------------------
PNC Bank,       $16,250,000          --              --         One PNC Plaza                One PNC Plaza
National                                                        249 Fifth Avenue             249 Fifth Avenue
Association                                                     Pittsburgh, PA  15222        Pittsburgh, PA  15222
                                                                Attn: James Colella          Attn: James Colella
                                                                Tel: 412-762-2260            Tel: 412-762-2260
                                                                Fax: 412-762-6500            Fax: 412-762-6500
                                                                E-mail:                      E-mail:
                                                                james.colella@pnc.com        james.colella@pnc.com
-------------------------------------------------------------------------------------------------------------------------
LaSalle         $16,250,000                                     135 S. LaSalle Street,       135 S. LaSalle Street,
Bank                                                            Suite 1225                   Suite 1225
National                                                        Chicago, IL  60603           Chicago, IL  60603
Association                                                     Attn: Steven Shockey         Attn: Steven Shockey
                                                                Tel: 312-904-7096            Tel: 312-904-7096
                                                                Fax: 312-904-6691            Fax: 312-904-6691
                                                                E-mail:                      E-mail:
                                                                Stephen.Shockey@abnamro.com  Stephen.Shockey@abnamro.com
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Total          $100,000,000     $15,000,000     $15,000,000
------------------------------------------------------------
